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                                                                   EXHIBIT 10.26


              [FIRST AMERICAN TITLE INSURANCE COMPANY LETTERHEAD]

                        SUPPLEMENTAL ESCROW INSTRUCTIONS

Maricel Borras                                              ESCROW NO: 9952759M
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ESCROW OFFICER                                              DATE: April 01, 1999
                                                                 ---------------

Our previous instructions are hereby modified - supplemented in the following particular(s) only:

1. Escrow Holder, FIRST AMERICAN TITLE INSURANCE COMPANY, is hereby handed that certain STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE and ADDENDUM by and between the undersigned dated May 7, 1998 and modified by the AMENDMENT TO ESCROW INSTRUCTIONS executed on 3/29/1999 (collectively, "Agreement") which Escrow Holder is instructed to proceed and process in accordance with said "Agreement".

     General provisions of FIRST AMERICAN TITLE INSURANCE COMPANY, attached hereto and made a part hereof, are hereby incorporated in the "Agreement", referred to herein. To the extent that the "Agreement" contains any provisions inconsistent with, or contrary to the provisions of these supplemental escrow instructions, such agreement shall remain as the agreement of the parties thereto, but FIRST AMERICAN TITLE INSURANCE shall be guided by the terms of its general provisions.

2.   This escrow has re-opened as of MARCH 29, 1999.

3.   Escrow to close on or before MAY 13, 1999.

4.   Buyer has deposited the additional amount of $100,000.00.

5. Seller has already received $20,000.00 from Buyer, through escrow # 9846491M which is applicable towards this transaction.

6.   Sales Price is $3,500,000.00.

FIRST AMERICAN TITLE INSURANCE COMPANY CONDUCTS ESCROW BUSINESS UNDER CERTIFICATE OF AUTHORITY NO. 2787 ISSUED BY THE STATE OF CALIFORNIA DEPARTMENT OF INSURANCE.

FUNDS HELD FEE AGREEMENT:  If funds remain in escrow on the date which is ninety
(90) days after close of escrow (or in the event escrow has not closed, ninety
(90) days after the estimated closing date as set forth in these instructions), then a monthly "funds held" fee of $25.00 shall accrue for each month or fraction of a month thereafter that the funds, or any portion thereof, remain in escrow. Escrow Holder is authorized to deduct the monthly "funds held" fee directly from the funds held on a monthly, or other periodic basis (i.e., quarterly, semi-annually, etc.). By initialing below, the parties acknowledge and agree to pay these sums to compensate Escrow Holder for the administration, monitoring, accounting reminders and other notifications, and processing of the funds so held in accordance with this "funds held" fee agreement.

     BUYER INITIALS:  /s/          SELLER INITIALS:   /s/
                    -------                         -------

All other terms and conditions remain the same.

END OF AMENDMENT


Seller                                  Buyer

SAFEGUARD HEALTH ENTERPRISES, INC.      ANAHEIM PLACE PARTNERS, L.P.
--------------------------------------  ----------------------------------------


BY:  /s/ JOHN E. COX                    BY:  /s/ ROBERTO BRUTOCO
     ---------------------------------       -----------------------------------
     John E. Cox                             Robert Brutoco
     President                               General Partner


BY:  /s/ RONALD I. BRENDZEL             BY:
     ---------------------------------       -----------------------------------
     Ronald I. Brendzel
     Senior Vice President and
     Secretary


BY:                                     BY:
     ---------------------------------       -----------------------------------